Exhibit 10.3

EXCHANGE AGREEMENT

WHEREAS, Trans Energy, Inc. (“Trans Energy”) is the owner of the below defined “Trans Energy Properties”;

WHEREAS, Prima Oil Company (“Prima”) is the owner of the below defined “Prima Properties”;

WHEREAS, Trans Energy desires to acquire and Prima desires to assign and convey the Prima Properties, and Prima desires to acquire and Trans Energy desires to assign and convey the Trans Energy Properties, each to the other; and

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 Dollars ($10.00) and other good and valuable consideration, including, without limitation, the agreements described below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A.	Assignment, Bill of Sale and Conveyance by Trans Energy to Prima.

1.	Trans Energy does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Prima, all of Trans Energy’s right, title and interest in and to the following (collectively, the “Trans Energy Properties”):

a.	Each oil, gas and mineral lease described on Exhibit “A-1” hereto insofar and only insofar as such leases cover and pertain to all depths from the surface down to the top of the Rhinestreet Formation, defined as that geological formation or it stratigraphic equivalent at 6,682 feet subsurface as depicted on the Baker Hughes, Inc. Compensated Z-Densilog, Compensated Neutron Log, Digital Spectralog, Gamma Ray Log, Caliper Log, dated January 23, 2010 as measured from the rig Kelly bushing at 1,518 feet (elevation) for the Trans Energy, Inc. – Whipkey #2H Well API #47-051-01320 in Marshall County, Texas (the “Trans Energy Leases”);

b.	All producing, non-producing, shut-in and abandoned oil and gas wells, salt water disposal wells and injection wells located on the Trans Energy Leases, including the wells described in Exhibit “A-2” attached hereto (the “Trans Energy Wells”);

c.

All gathering lines, flowlines and pipelines connected to the Trans Energy Wells or located on the lands covered by the Trans Energy Leases, and all other personal property, equipment, fixtures, and improvements located on and appurtenant to the Trans Energy Leases and lands covered thereby or elsewhere insofar as they are used, held for use or obtained in connection with the operation of the Trans Energy Leases, the lands covered by the Trans Energy Leases or the Trans Energy Wells or relate to the production, treatment, sale, or disposal of oil, gas, natural gas liquids, condensate and related hydrocarbons or water produced from the Trans Energy Leases, the lands covered by the Trans Energy Leases or the Trans Energy Wells or attributable thereto;

d.	All presently existing unitization, pooling and/or communitization agreements, declarations or designations and statutorily, judicially or administratively created drilling, spacing and/or production units, whether recorded or unrecorded, insofar as the same are attributable or allocated to any Trans Energy Lease or Trans Energy Well, and all of the Trans Energy’s interest in and to the properties covered or units created thereby which are attributable to any Trans Energy Lease or Trans Energy Well;

e.	All presently existing oil, casinghead gas and gas sales agreements, operating agreements, farmout and farmin agreements, pooling agreements, purchase agreements, exploration agreements, area of mutual interest agreements, exchange and processing contracts and agreements, partnership and joint venture agreements and any other contracts, agreements and instruments insofar as the above agreements cover, are attributable to or relate to Trans Energy’s interests in the Trans Energy Leases, Trans Energy Wells or any interests pooled or unitized with any Trans Energy Lease or the other Trans Energy Properties, including those contracts and agreements (collectively, the “Trans Energy Contracts”) described on Exhibit “A-3” attached hereto;

f.	All oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons (collectively, “Hydrocarbons”) in, on, under or produced from any Trans Energy Lease, Trans Energy Well or any interests pooled or unitized with any Trans Energy Lease from and after the Effective Time;

g.	All easements, permits, licenses, servitudes, rights of way, surface use agreements, and all other rights and appurtenances situated on or used in connection with any Trans Energy Lease, Trans Energy Well or any interests pooled or unitized with any Trans Energy Lease;

h.	To the extent the same are assignable or transferable, and further to the extent the same are related to any of the Trans Energy Properties, all of the Trans Energy’s interests in and to all orders, licenses, authorizations, permits and similar rights and interests, subject to the rights of third parties; and

i.	All files, records and data (including electronic data), including lease files, land files, abstracts, title files (including title opinions), and other information in the possession of Trans Energy or its affiliates or copies thereof specifically related to any Trans Energy Lease, Trans Energy Well or other Trans Energy Property, and all rights relating thereto.

2.	TO HAVE AND TO HOLD all and singular such Trans Energy Properties together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto Prima and Prima’s successors and assigns forever.

3.	Trans Energy does hereby bind itself, its successors and assigns, to warrant and forever defend title to the interests in the Trans Energy Leases unto Prima, Prima’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Trans Energy, but not otherwise. Except as provided in the preceding sentence, Trans Energy makes no, and expressly disclaims and negates any, warranty or representation, express, implied, statutory or otherwise, with respect to Trans Energy’s right, title or interest to any of the Properties. The foregoing notwithstanding, Trans Energy hereby assigns to Prima all rights of substitution and subrogation in and to all of the rights, claims and causes of action on warranties Trans Energy may have against any preceding owners of the Trans Energy Properties, to the extent Trans Energy may legally transfer such rights.

4.	Prima assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations related to the Trans Energy Properties. Prima is taking the Trans Energy Properties subject to the terms of the Trans Energy Leases and Trans Energy Contracts, and hereby assumes and agrees (in each case) to fulfill, perform, pay and discharge all of Trans Energy’s obligations thereunder.

5.	The equipment and other personal property included in the Trans Energy Properties are assigned “AS IS, WHERE IS” WITH ALL FAULTS, AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF CONDITION, QUALITY, SUITABILITY, DESIGN, MARKETABILITY, INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS ARE HEREBY DISCLAIMED.

B.	Assignment, Bill of Sale and Conveyance by Prima to Trans Energy.

1.	Prima does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Trans Energy, all of Prima’s right, title and interest in and to the following (collectively, the “Prima Properties”):

a.	Each oil, gas and mineral lease described on Exhibit “B-1” hereto insofar and only insofar as such leases cover and pertain to all depths below the top of the Rhinestreet Formation, defined as that geological formation or it stratigraphic equivalent at 6,682 feet subsurface as depicted on the Baker Hughes, Inc. Compensated Z-Densilog, Compensated Neutron Log, Digital Spectralog, Gamma Ray Log, Caliper Log, dated January 23, 2010 as measured from the rig Kelly bushing at 1,518 feet (elevation) for the Trans Energy, Inc. – Whipkey #2H Well API #47-051-01320 in Marshall County, Texas (the “Prima Leases”);

b.	All producing, non-producing, shut-in and abandoned oil and gas wells, salt water disposal wells and injection wells located on the Prima Leases, including the wells described in Exhibit “B-2” attached hereto (the “Prima Wells”);

c.	All gathering lines, flowlines and pipelines connected to the Prima Wells or located on the lands covered by the Prima Leases, and all other personal property, equipment, fixtures, and improvements located on and appurtenant to the Prima Leases and lands covered thereby or elsewhere insofar as they are used, held for use or obtained in connection with the operation of the Prima Leases, the lands covered by the Prima Leases or the Prima Wells or relate to the production, treatment, sale, or disposal of oil, gas, natural gas liquids, condensate and related hydrocarbons or water produced from the Prima Leases, the lands covered by the Prima Leases or the Prima Wells or attributable thereto;

d.	All presently existing unitization, pooling and/or communitization agreements, declarations or designations and statutorily, judicially or administratively created drilling, spacing and/or production units, whether recorded or unrecorded, insofar as the same are attributable or allocated to any Prima Lease or Prima Well, and all of the Prima’s interest in and to the properties covered or units created thereby which are attributable to any Prima Lease or Prima Well;

e.	All presently existing oil, casinghead gas and gas sales agreements, operating agreements, farmout and farmin agreements, pooling agreements, purchase agreements, exploration agreements, area of mutual interest agreements, exchange and processing contracts and agreements, partnership and joint venture agreements and any other contracts, agreements and instruments insofar as the above agreements cover, are attributable to or relate to Prima’s interests in the Prima Leases, Prima Wells or any interests pooled or unitized with any Prima Lease or the other Prima Properties, including those contracts and agreements (collectively, the “Prima Contracts”) described on Exhibit “B-3” attached hereto;

f.	All Hydrocarbons in, on, under or produced from any Prima Lease, Prima Well or any interests pooled or unitized with any Prima Lease from and after the Effective Time;

g.	All easements, permits, licenses, servitudes, rights of way, surface use agreements, and all other rights and appurtenances situated on or used in connection with any Prima Lease, Prima Well or any interests pooled or unitized with any Prima Lease;

h.	To the extent the same are assignable or transferable, and further to the extent the same are related to any of the Prima Properties, all of the Prima’s interests in and to all orders, licenses, authorizations, permits and similar rights and interests, subject to the rights of third parties; and

g.	All files, records and data (including electronic data), including lease files, land files, abstracts, title files (including title opinions), and other information in the possession of Prima or its affiliates or copies thereof specifically related to any Prima Lease, Prima Well or other Prima Property, and all rights relating thereto.

2.	TO HAVE AND TO HOLD all and singular such Prima Properties together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto Trans Energy and Trans Energy’s successors and assigns forever.

3.	Prima does hereby bind itself, its successors and assigns, to warrant and forever defend title to the interests in the Prima Leases unto Trans Energy, Trans Energy’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Prima, but not otherwise. Except as provided in the preceding sentence, Prima makes no, and expressly disclaims and negates any, warranty or representation, express, implied, statutory or otherwise, with respect to Prima’s right, title or interest to any of the Prima Properties. The foregoing notwithstanding, Prima hereby assigns to Trans Energy all rights of substitution and subrogation in and to all of the rights, claims and causes of action on warranties Prima may have against any preceding owners of the Prima Properties, to the extent Prima may legally transfer such rights.

4.	Trans Energy assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations related to the Prima Properties. Trans Energy is taking the Prima Properties subject to the terms of the Prima Leases and Prima Contracts, and hereby assumes and agrees (in each case) to fulfill, perform, pay and discharge all of Prima’s obligations thereunder.

5.	The equipment and other personal property included in the Prima Properties are assigned “AS IS, WHERE IS” WITH ALL FAULTS, AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF CONDITION, QUALITY, SUITABILITY, DESIGN, MARKETABILITY, INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS ARE HEREBY DISCLAIMED.

C.	General.

1.	It is the intent of Trans Energy to convey and Part A of this Exchange Agreement hereby conveys to Prima, all of Trans Energy’s right, title, and interest, from and after the Effective Time, in and to the Trans Energy Properties, regardless of the omission of any lease or leases, errors in description, any incorrect or misspelled names or any transcribed or incorrect recording references. It is the intent of Prima to convey and Part B of this Exchange Agreement hereby conveys to Trans Energy, all of Prima’s right, title, and interest, from and after the Effective Time, in and to the Prima Properties, regardless of the omission of any lease or leases, errors in description, any incorrect or misspelled names or any transcribed or incorrect recording references.

2.	In addition to this Exchange Agreement, each of the undersigned shall execute, acknowledge, and deliver to the other party, in a timely manner and without further consideration, any documents or instruments that such other party may reasonably require, including, without limitation, further assignments or conveyances required by any state or federal authority, deeds and consents to further evidence the assignment and conveyance of the Trans Energy Properties or Prima Properties, as applicable.

3.	This Exchange Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one assignment.

4.	This Exchange Agreement shall bind and inure to the benefit of Trans Energy and Prima and their respective successors and assigns.

5.	To facilitate recording or filing of this Exchange Agreement, the counterpart to be recorded in a given county may contain only that portion of the exhibits that describe properties located in that county. Trans Energy, on the one hand, and Prima, on the other hand, have each retained a counterpart of this Exchange Agreement with complete exhibits.

[Remainder of page intentionally blank; signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this instrument on the date of the acknowledgments annexed hereto, but effective for all purposes as of 7:00 a.m. Central Time on March     , 2012 (the “Effective Time”).

TRANS ENERGY, INC.,
a Nevada corporation

By:
John G. Corp, President

PRIMA OIL COMPANY,
a Delaware corporation

By:
John G. Corp, President

Upon recording, return to:

Prima Oil Company and

Trans Energy, Inc.

210 Second Street

St. Marys, WV 26170

[Signature Page to Exchange Agreement]

ACKNOWLEDGMENTS

STATE OF WEST VIRGINIA	)
		)	§
COUNTY OF PLEASANTS	)

This instrument was acknowledged before me on this      day of February, 2012, by John G. Corp, as President of Trans Energy, Inc., a Nevada corporation, on behalf of such corporation.

Notary Public

My Commission Expires:

Commission Number:

STATE OF WEST VIRGINIA	)
		)	§
COUNTY OF PLEASANTS	)

This instrument was acknowledged before me on this      day of February, 2012, by John G. Corp, as President of Prima Oil Company, a Delaware corporation, on behalf of such corporation.

Notary Public

My Commission Expires:

Commission Number:

[Acknowledgments to Exchange Agreement]

Exhibit “A-1”

[Trans Energy Leases]

[Exhibit “A-1” to Exchange Agreement]

Exhibit “A-2”

[Trans Energy Wells]

[Exhibit “A-2” to Exchange Agreement]

Exhibit “A-3”

[Trans Energy Contracts]

[Exhibit “A-3” to Exchange Agreement]

Exhibit “B-1”

[Prima Leases]

[Exhibit “B-1” to Exchange Agreement]

Exhibit “B-2”

[Prima Wells]

[Exhibit “B-2” to Exchange Agreement]

Exhibit “B-3”

[Prima Contracts]

[Exhibit “B-3” to Exchange Agreement]